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                                                                     Exhibit (N)

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Independent Auditors" and "Experts" and to the use of our report, dated June 27, 2003, in Pre-Effective Amendment Number 2 to the Registration Statement (Form N-2 Nos. 333-105069 and 811-21342) of Lehman Brothers/First Trust Income Opportunity Fund.



                                                   ERNST & YOUNG LLP


New York, New York
July 23, 2003